                        CLEARING AND OTHER SERVICES AGREEMENT

    CLEARING AND OTHER SERVICES AGREEMENT made December 23, 1991, by and among HAMBRECHT & QUIST INCORPORATED, a California corporation ("Hambrecht"), WERTHEIM SCHRODER & CO. INCORPORATED, a Delaware corporation ("Wertheim Schroder"), WSCI LIMITED PARTNERSHIP, a Delaware limited partnership ("WSCI") (collectively hereinafter sometimes referred to as the "Participants"), and LEWCO SECURITIES CORP., a Delaware corporation ("Lewco").

                                 W I T N E S S E T H
    WHEREAS, Hambrecht and Wertheim Schroder are engaged in the securities brokerage and related businesses; and

    WHEREAS, Lewco is a registered broker-dealer engaged in the business of clearing securities transactions for its owners; and

    WHEREAS, Hambrecht, Wertheim Schroder, Moseley Securities Corporation, a Delaware corporation ("Moseley"), and Lewco were parties to a clearing and Other Services Agreement (the "Prior Agreement"), dated October 3, 1986; and

    WHEREAS, pursuant to the Prior Agreement, Lewco acts as clearing agent for Hambrecht's and Wertheim Schroder's securities transactions and the transactions of their securities customers on an omnibus basis and performs certain other related services for Hambrecht and Wertheim Schroder, Moseley having terminated its clearing arrangements with Lewco and sold all of its shares of capital stock of Lewco which it owned to Lewco pursuant to an Agreement dated March 4, 1988, by and among Hambrecht, Wertheim Schroder, Lewco and Moseley; and

    WHEREAS, Hambrecht and Wertheim Schroder desire Lewco to continue to act as such clearing agent and to continue to perform such related services; and

    WHEREAS, the Participants and Lewco are parties to a Master Agreement dated as of December 23, 1991 (the "Master Agreement"), pursuant to which, among other items, WSCI has agreed to subscribe to certain shares of Lewco and agreed to take certain other actions, including execution of this Agreement; and

    WHEREAS, WSCI desires Lewco to act as clearing agent for its securities transactions and to perform certain other related services; and

    WHEREAS, Hambrecht, Wertheim Schroder and Lewco desire Lewco to act as such clearing agent and perform such other related services for WSCI; and

    WHEREAS, Hambrecht, Wertheim Schroder, WSCI and Lewco wish to enter into this Agreement to reflect the aforesaid transactions.

    NOW, THEREFORE, in consideration of the premises and mutual covenants of the parties herein contained, it is agreed as follows:

    1. LEWCO TO ACT AS CLEARING AGENT. During the term of this Agreement, Lewco shall act as the clearing agent, and shall perform or provide for the performance of all services customarily performed by a clearing broker, including, but not limited to, settlement of trades, and cage and custodial services for the Participants in respect of all transactions for their own accounts and, if applicable, the accounts of their present and future securities customers. Lewco will engage only in those business activities contemplated in this Agreement and such activities shall be performed exclusively for the Participants; provided, however, that this paragraph does not preclude Hambrecht, WSCI or Wertheim Schroder from entering into clearing arrangements with other broker-dealers provided that the forms of such clearing arrangements am approved by Lewco and the other Participants. It is expressly understood and agreed to by the pinks hereto that until WSCI notifies Lewco to the contrary, WSCI shall only clear short sale transactions through Lewco and shall clear all other transactions through Wertheim Schroder.

         Hambrecht and Wertheim Schroder each agree to continue to open omnibus accounts with Lewco in respect of their customers' accounts and the Participants each agree to continue to open, or to open, one or more accounts for their respective principal and other transactions (the "Accounts"). All transactions which the Participants direct to Lewco will be cleared through the Accounts.

    2.   OTHER SERVICES.

              (a) Except as otherwise provided in Paragraph I of this Agreement, Lewco will continue to perform, or perform, as the case may be, as agent for the Participants or provide for the performance of such functions as the Participants may mutually agree, including functions relating to the following areas: new accounts, purchase and sales, data processing, margin, dividend (insofar as it relates to the accounts of the customers of the Participants, if applicable, and the Participants' own accounts) and proxy.

              (b) Lewco will continue to act, or act, as the case may be, as disbursing agent for Hambrecht, WSCI and Wertheim Schroder and will continue to receive as agent, if applicable, funds from their respective customers.

              (c) To the extent practicable, all borrowings secured by the securities of the customers of Hambrecht or Wertheim Schroder will be made by Hambrecht or Wertheim Schroder, respectively, and, to the extent practicable, all borrowings secured by the securities of Hambrecht, WSCI or Wertheim Schroder, will be made by Hambrecht, WSCI or Wertheim Schroder, respectively. Lewco, as custodian of such securities, in order to facilitate such borrowings, will identify for Hambrecht, WSCI and Wertheim Schroder the securities which are available for their respective borrowing purposes, will make deliveries and substitutions on behalf of the Participants and will receive and disburse funds on such borrowers' behalf.

              (d) To the extent practicable, all loans of fully paid securities of (i) the customers of Hambrecht or Wertheim Schroder who consent to such loans will be made by Hambrecht or Wertheim Schroder, respectively, and
(ii) Hambrecht, WSCI or Wertheim Schroder, will be made by Hambrecht, WSCI or Wertheim Schroder, respectively. Lewco, as custodian of such securities, in order to facilitate such loans, will identify for Hambrecht, WSCI and Wertheim Schroder the securities which are available for their respective loan purposes, will make deliveries and substitutions on behalf of the Participants and will receive funds on their behalf.

              (e) Lewco shall have the right to loan securities (i) which are not fully paid of the customers of Hambrecht or Wertheim Schroder or (ii) which are fully paid or which are not fully paid of Hambrecht, WSCI or Wertheim Schroder, but loans of such securities shall be transactions by and for the account of Lewco.

              (f) Lewco also agrees to perform for the Participants the special services referred to in Paragraph 5 of this Agreement to the extent that it is practicable for Lewco to perform such services.

         3. TERM OF AGREEMENT. This Agreement shall be effective as of the Closing Date (as defined in the Master Agreement) and shall continue through September 30, 1992 and thereafter for annual terms on a year-to-year basis unless terminated (i) at any time by mutual written agreement of all the parties to this Agreement or (ii) at the end of any month by any Participants, who shall give at least three months notice prior to cessation of clearing transactions through Lewco. In the event the Agreement is terminated in accordance with the aforementioned clause (ii), the terminating party shall pay to Lewco for a period of at least nine months subsequent to the date of notice of termination of clearing services the monthly Minimum Payments hereinafter specified; provided that, in any case, the terminating party shall pay to Lewco amounts payable pursuant to the Schedule of Charges hereinafter specified for any period in which it continues clearing transactions through Lewco and the monthly Minimum Payments hereinafter specified for a period of six months after the date of termination of clearing services. Termination of this Agreement, however caused, shall not release any of the parties to this Agreement from any liability or responsibility to the other parties with respect to transactions prior to the effective date of such termination, irrespective of whether claims relative to such transactions shall have been made before or after such termination.

         4.   CHARGES, ETC.

              (a) Hambrecht, WSCI and Wertheim Schroder agree that the schedule of Lewco's charges shall be as set forth on the Statement of Charges attached hereto as Schedule I.

         Such charges shall be payable monthly, promptly after the end of the month during which the services are performed. The Participants agree to review, and if necessary adjust, the schedule of Lewco's charges at the end of each quarterly period during the term hereof. The term "quarterly period" shall mean the three months contained in each calendar quarter. Each such adjustment of the schedule of Lewco's charges shall be evidenced by a writing initialed by the Participants and Lewco and filed with the minutes of proceedings of the Board of Directors of Lewco. The schedule of Lewco's charges in effect on the date a

Participant ceases clearing transactions through Lewco shall not be reduced for at least six months thereafter.

         The aggregate of payments made by a Participant with respect to a quarterly period pursuant to the then current schedule of Lewco's charges, such charges being adjusted pursuant to Sections 4(c) and (d) hereof, or the monthly Minimum Payments (defined below), such payments being adjusted pursuant to
Section 4(d) hereof, made by a Participant for such quarterly period is herein referred to as "Aggregate Quarterly Payments."

              (b) Each Participant agrees to make monthly minimum payments hereunder ("monthly Minimum Payments") to Lewco with respect to each month in which the Participant is clearing transactions through Lewco in all cases, for each quarterly period or portion thereof in which the Participant is clearing transactions through Lewco, an amount equal to 85% of the monthly average of the Aggregate Quarterly Payments made by such Participant with respect to the two immediately preceding quarterly periods; provided, however, that in no event shall the monthly Minimum Payment be less than $500,000 for Wertheim Schroder, $225,000 for Hambrecht and $1,000 for WSCI.

              (c) If the amount payable by a Participant with respect to any month pursuant to Lewco's schedule of charges exceeds the Participant's monthly Minimum Payment with respect to that month, die amount payable pursuant to the schedule of charges shall be reduced by 50% of such excess.

              (d) At the end of each month and each annual term of this Agreement, Lewco's total operating expenses for such period, net of any income (other than payments made pursuant to the Schedule of Charges for each month and Aggregate Quarterly Payments made for each year), realized by Lewco, shall be computed in accordance with generally accepted accounting principles. If such total operating expenses are:

         (A) equal to the payments made by the Participants pursuant to the Schedule of Charges for such month or the Aggregate Quarterly Payments made by the Participants for such annual term, no adjusting transactions shall be made;

         (B) greater than the payments made by the Participants pursuant to the Schedule of Charges for such month or the Aggregate Quarterly Payments made by the Participants for such annual term, then Hambrecht, WSCI and Wertheim Schroder shall pay such difference in cash to Lewco in proportion to their respective monthly payments for such month or Aggregate Quarterly Payments for such annual term, as the case may be; or

         (C) less than the payments made by the Participants pursuant to the Schedule of Charges for such month or the Aggregate Quarterly Payments made by the Participants for such annual term, then Lewco shall refund to Hambrecht, WSCI and Wertheim Schroder such excess in proportion to their respective monthly payments for such month or Aggregate Quarterly Payments for such annual term as the case may be.

         (e) Each Participant agrees in the event that such Participant terminates this Agreement in accordance with subparagraph (ii) of Paragraph 3 hereof to make monthly Minimum Payments to Lewco with respect to each month during the period of six months after the Participant has ceased to clear transactions through Lewco at a monthly rate equal to 70% of the monthly average of the total payments payable by such Participant pursuant to Lewco's schedule of charges with respect to the six calendar months ending with the date of cessation of clearing. With respect to this six-month period subsequent to termination of clearing:

        (i) If Lewco's total operating income from the date of termination of clearing by the Participant to the end of such six-month period exceeds Lewco's expenses for such period, Lewco shall pay to the Participant in cash an amount equal to 50% of such excess; PROVIDED, HOWEVER, that Lewco shall not be required to make any payment if and to the extent the aggregate amount paid by Lewco to the Participant pursuant to this subparagraph (e)(i), after giving effect to such payment, would exceed the total minimum Monthly Payments made by the Participant subsequent to the termination of clearing and prior to the date of such payment;

       (ii) If Lewco's total operating income from the date of termination of clearing by the Participant to the end of such six-month period is less than Lewco's total expenses for such period, the Participant shall not be required to pay to Lewco any portion of such deficiency.

         5. COMPENSATION FOR SPECIAL SERVICES. Lewco will bill the Participants, at Lewco's actual cost or at another mutually agreed upon rue, for the special services requested by a Participant including, but not limited to, mailing of advertising and research materials. cancellation and rebooking services, and performance of special data processing projects which are not related to the processing of trades or custody of securities and records. Hambrecht, WSCI and Wertheim Schroder agree to pay for such services within thirty (30) days of the receipt of a statement from Lewco setting forth the amount of such costs.

         6.   TRANSACTIONS BETWEEN LEWCO AND THE PARTICIPANTS.

              (a) Lewco will prepare a Daily Settlement Sheet for each account of a Participant with Lewco for each business day reflecting the transactions in such account.

Before the hour as may be agreed to from time to time by the parties ("Settlement Time") on each business day, each Participant having a balance due to Lewco (except, to the extent permitted by rules and regulations of the Securities and Exchange Commission or of the Board of Governors of the Federal Reserve System, such Participant who has in writing authorized Lewco to debit its account with Lewco in an amount as is due to Lewco) shall pay to Lewco in New York Clearing House or equivalent funds the full amount shown to be due on the Daily Settlement Sheet. Immediately after the Settlement Time each Participant having a balance due from Lewco (except such Participant who has in writing authorized Lewco to credit its account with Lewco in an amount as is due from Lewco) shall receive a check for the amount due.

              (b) Subject to the provisions of subparagraph (e) of this Paragraph 6, each Participant agrees that any net debit balance appearing in its Daily Settlement Account shall bear interest computed daily at the average rate of interest the Participants pay for borrowed funds ham banks or such other rate as the parties shall mutually agree to.

              (c) Lewco agrees that any net credit balance appearing in the Daily Settlement Account of the Participants shall bear the same rate of interest as set forth in subparagraph (b) of this Paragraph 6.

              (d) Hambrecht, WSCI and Wertheim Schroder shall, upon receipt of the Daily Settlement Sheet, instruct Lewco whether to secure loans in respect of any net debit balance on such Daily Settlement Sheet, as agent for the respective Participant.

              (e) The parties to this Agreement may agree, from time to time, that certain debit items and/or credit items shall not be included in computing such net debit or credit balance upon which interest is to be charged pursuant to subparagraphs (b) and (c) of this Paragraph 6.

              (f) The Participants agree that Lewco, in its discretion, may advance through a broker-dealer special omnibus account to Hambrecht or Wertheim Schroder, as the case may be, any excess funds held by it from time to time. Such advances to Hambrecht or Wertheim Schroder, as the case may be, shall be secured by securities of such Participant or their respective customers as appropriate, and shall bear interest at the rate set forth in subparagraph (b) of this Paragraph 6.

         7. BROKER-DEALER SPECIAL OMNIBUS ACCOUNT AGREEMENT. Hambrecht and Wertheim Schroder have executed and delivered a Broker-Dealer Special Omnibus Account Agreement in the for-in previously requested by Lewco.

         8. DISCLOSURE OF RECORDS. The Participants agree that Lewco may make available to representatives of the New York Stock Exchange, Inc. (or any other securities exchange of which the parties to this Agreement are members), the National Association of Securities Dealers, Inc., the Securities and Exchange Commission or other governmental agencies of the United Sums, the several states and the City of New York, such records as are in Lewco's possession that relate to the Participants' accounts and transactions.

         9. CONFIDENTIALITY OF INFORMATION. The parties to this Agreement in order to protect the confidentiality of information concerning the Participants and their respective customers and to avoid regulatory violations, agree to follow the code of ethics and procedures set forth in Exhibit A hereto, which may be amended or supplemented by Lewco from time to time.

         10.  COMPLIANCE WITH VARIOUS LAWS AND REGULATIONS: INDEMNIFICATION.


              (a) Hambrecht, WSCI and Wertheim Schroder agree to retain full responsibility for all transactions processed for such party through Lewco, or with respect to which Lewco provides services pursuant to this Agreement for such party. All errors, misunderstandings or controversies, except those specifically or otherwise covered in this Agreement, between a securities customer and a Participant or any employee of a Participant, which shall arise solely out of acts or omissions of such Participant or any of its employees. shall be the sole and exclusive responsibility and liability of such Participant. All transactions will be in compliance with all applicable laws, rules and regulations of the United States, the several states, governmental agencies, securities exchanges, and the National Association of Securities Dealers, Inc., and in this connection each shall diligently supervise the activities of their respective officers, employees and representatives with respect to such transactions. Hambrecht, WSCI and Wertheim Schroder each agree to indemnify Lewco and each other (and all directors, partners and controlling persons thereof) against, and hold Lewco and each other (and all directors, partners and controlling persons thereof) harmless from, any claims, losses, expenses (including, without limitation, legal fees), or Liabilities incurred by Lewco or the other Participant arising out of, or connected with, or in any way related to, any failure or alleged failure so to comply on the part of Hambrecht, WSCI or Wertheim Schroder, as the case may be, or any claims, losses, expenses (including, without limitation, legal fees) or liabilities, founded in common law fraud, tort, contract, or otherwise, based on any wrongful act or failure to act or alleged wrongful act of failure to act of Hambrecht, WSCI or Wertheim Schroder, irrespective of whether Lewco or such other Participant possessed actual or constructive knowledge of such failure so to comply or such wrongful act.

              (b) Subject to the provisions of subparagraph (d) of this Paragraph 10, Lewco agrees to indemnify the Participants (and their directors, partners and controlling persons) against, and hold them harmless from, any claims, losses, expenses (including, without Limitation, legal fees), or liabilities incurred by them arising out of, or connected with, or in any way related to, any wrongful act or failure to act or alleged wrongful act or failure to act by Lewco in the performance of its duties under this Agreement or otherwise up to an aggregate amount of $100,000 for each such wrongful act or failure to act.

              (c) In the event that Lewco's liability under the provision of subparagraph (b) of this Paragraph 10 exceeds $100,000 with respect to any wrongful act or failure to act by Lewco, liabilities exceeding this amount will be borne solely by the Participant which originated the transaction or transactions which gave rise to Lewco's obligations under such subparagraph (b) and such originating Participant shall indemnify the other Participants and Lewco against and hold them harmless from any claims, losses, expenses (including, without limitation, legal fees) or abilities in excess of $100,000 arising out of or connected with, or in any way related to, any such wrongful act or failure to act, irrespective of whether such other Participants possessed actual or constructive knowledge of such wrongful act or failure to act.

              (d) In the event that it is impracticable to determine which Participant originated the transaction or transactions which gave rise to Lewco's obligations under subparagraph (b) of this Paragraph 10, then Lewco's liability pursuant to such subparagraph (b) shall not be limited.

              (e) Each Participant agrees that it shall not, without having obtained the prior written consent of Lewco, agree to place any advertisement in any newspaper, publication, periodical or any other media if such advertisement in any manner makes reference to Lewco and to the clearing arrangements and/or any of the services embodied in this Agreement. If a Participant in any way attempts to hold itself out as, advertise or in any way represent that it is the agent of Lewco, such Participant shall be liable for any loss, liability, damage, cost or expense (including, but not limited to, fees and expenses of legal counsel) sustained or incurred by Lewco as a result of such a representation of agency or apparent authority to act as an agent of Lewco or agency by estoppel.

              (f) The provisions of this Paragraph 10 shall survive termination of this Agreement.

         11. SUPPORTING DOCUMENTATION. Lewco agrees that in connection with the transactions contemplated in this Agreement, it shall provide the Participants with such supporting documentation as they may reasonably request in connection with their evaluation of any computations by Lewco under this Agreement, and audited financial statements promptly following their becoming available.

         12. PRIOR AGREEMENT SUPERCEDED. As between Hambrecht, Wertheim Schroder and Lewco, this Agreement restates and supersedes the Prior Agreement. As between Hambrecht, Wertheim Schroder, Lewco and Moseley, this Agreement shall not modify any rights of Hambrecht Wertheim Schroder and Lewco against Moseley. This Agreement incorporates and is deemed a modification of Be Clearing and Other Services Agreement, dated October 22, 1984, by and among Wertheim Schroder, Lewco and Moseley, for purposes of the Assignment and License, dated as of October 30, 1984, by and between Lewco and Wertheim Schroder.

         13. STATEMENTS. Lewco will furnish the Participants with copies of all statements, bills and other notices which it mails to their respective customers.

         14. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

         15. ARBITRATION. It is understood and agreed that any controversy arising among the parties to this Agreement in connection with this Agreement, which cannot be adjusted to their mutual satisfaction, shall be submitted to arbitration and determined under the rules of the Arbitration Committee of the New York Stock Exchange.

         16. CUSTOMER COMPLAINTS. The parties to this Agreement agree to give each other prompt written notice of any customer grievance or complaint, threat of action, or commencement of litigation arising out of this Agreement of which any such party has knowledge.

         17. RULES OF CLEARING CORPORATIONS. The parties to this Agreement agree that no provision of this Agreement is in conflict with or shall be interpreted as requiring violation by any party of any rule or by-laws of any clearing corporation of which Lewco now is or may become a member. The parties to this Agreement agree that the books and records of Hambrecht, WSCI and Wertheim Schroder shall be open at all reasonable times to reasonable inspection by duly authorized representatives of any clearing corporation of which Lewco now is or may become a member.

         18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         19. SEVERABILITY. If any provision hereof shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision hereof, which shall remain in full force and effect.

         20. EFFECTIVENESS. This Agreement shall be effective as of the Closing Date.

         21. MISCELLANEOUS. This Agreement may be modified only by a writing signed by all parties to this Agreement as of the day and year first above written.

                                       HAMBRECHT & QUIST INCORPORATED
                                       By: /s/ Raymond J. Minehan
                                          -------------------------------------
                                            Raymond J. Minehan, Chief Financial
                                            Officer

                                       WERTHEIM SCHRODER & CO.
                                            INCORPORATED
                                       By: /s/ Patrick J. Borruso
                                          -------------------------------------
                                            Patrick J. Borruso, Secretary

                                       LEWCO SECURITIES CORP.
                                       By: /s/ J. Philip Smith
                                          -------------------------------------
                                            J. Philip Smith, President

                                       WSCI LIMITED PARTNERSHIP
                                       By: Wertheim Schroder & Co.
                                       Incorporated,
                                            as General Partner
                                       By: /s/ Patrick J. Borruso
                                          -------------------------------------
                                            Patrick J. Borruso, Secretary

                                      SCHEDULE I

                                LEWCO SECURITIES CORP.

                              STATEMENT OF CHARGES UNDER
                        CLEARING AND OTHER SERVICES AGREEMENT

         1. Pursuant to Section 4(a) of the Clearing and Other Services Agreement made December 23, 1991, by and among HAMBRECHT & QUIST INCORPORATED, a California corporation ("Hambrecht"), WSCI LIMITED PARTNERSHIP, a Delaware limited partnership ("WSCI"), WERTHEIM SCHRODER & CO. INCORPORATED, a Delaware corporation ("Wertheim Schroder"), and LEWCO SECURITIES CORP., a Delaware corporation ("Lewco"), Hambrecht, WSCI, Wertheim Schroder and Lewco agree to the following schedule of charges to be effective for the period commencing from the Closing Date until adjusted in accordance with such Section.

         4.   Charges, etc.
              -------------

         (a)   Classification                          Gross Billing Rate
               --------------                          ------------------

         (1)   Commissions on agency trades,            2% of commissions
               excluding options and bonds

         (2)   Agency trades, excluding bonds          $12 per trade

         (3)   Agency bond trades                      $25 per trade

         (4)   Principal stock trades                  $12 per trade

         (5)   Principal bond trades                   $25 per trade

         (6)   Mutual Fund trades                      $15 per trade

         (7)   Principal option traders                $10 per trade

         (8)   Flip trades                             $ 6 per trade

         (9)   Wireable government bond trades         $10 per trade

         (10)  Computer generated money market trades  $ 3 per trade

         (11)  Manual money market trades              $ 5 per trade

         (12)  Outside Option trades                   $ 7 per trade

         (13)  Outside regular trades                  $12 per trade

         (14)  Charge per account statement            $ 1 per month

         (15)  Charge per stock record position        $75 per month

         (16)  Charge per transfer on trades           $ 5 per trade

         2. This Statement of Charges shall be field with the Minutes of the Meeting of the Board of Directors of Lewco.

                                       ACCEPTED AND AGREED:

                                       HAMBRECHT & QUIST INCORPORATED
                                       By: /s/ Raymond J. Minehan
                                          -------------------------------------
                                       Raymond J. Minehan, Chief Financial
                                       Officer

                                       WERTHEIM SCHRODER & CO.
                                       INCORPORATED
                                       By: /s/ Patrick J. Borruso
                                          -------------------------------------
                                       Patrick J. Borruso, Secretary

                                       WSCI LIMITED PARTNERSHIP
                                       By: Wertheim Schroder & Co.
                                       Incorporated,
                                       as General Partner
                                       By: /s/ Patrick J. Borruso
                                          -------------------------------------
                                       Patrick J. Borruso, Secretary

                                       LEWCO SECURITIES CORP.
                                       By: /s/ J. Philip Smith
                                          -------------------------------------
                                       J. Philip Smith, President

                                      EXHIBIT A

                            CODE OF ETHICS AND PROCEDURES
                           -------------------------------
         It is a fundamental operating policy of Lewco Securities Corp, that its business be conducted at all times in accordance with the highest ethical standards governing commercial relationships. In furtherance of this policy, all officers and all employees of Lewco are hereby directed to become familiar with and follow scrupulously the procedures and courses of conduct hereinafter set forth:

         1.   FAIRNESS AND COMPLIANCE WITH APPLICABLE LAWS.

Each officer and employee of Lewco shall, so far as the duty devolves upon him, at all times diligently and honestly administer and carry out the business of Lewco fairly and impartially and without discrimination in favor of or against any customer. In so doing, no officer or employee shall knowingly violate, or permit to be violated, any applicable law, rule or regulation of the United States, the several states thereof, governmental agencies, securities exchanges or the National Association of Securities Dealers, Inc.

         2. ACCESS TO INFORMATION. Information pertaining to the activities and business of Lewco and its customers is strictly confidential. Lewco's fiduciary obligation to each of its customers to maintain the confidentiality of information with respect to any such customer is of the highest magnitude. Access to such information must be limited to such officers and employees as have legitimate commercial reasons therefor. In particular, Lewco must not be permitted to be utilized, inadvertently or otherwise.

    as a conduit for information with respect to one customer to any other customer or third party.

         In order to maximize the likelihood that necessary confidentiality will be maintained, the following operational procedures are hereby adopted:

         (a) Communications between Lewco employees and employees of Hambrecht & Quist Incorporated, WSCI Limited Partnership or Wertheim Schroder & Co. Incorporated shall be effected in the manner and solely through the specific individuals or classes thereof as shall be specified from time to time by senior officers of Lewco.

         (b) Physical access by Hambrecht, WSCI or Wertheim Schroder officers and employees to Lewco's premises shall be strictly prohibited except in the case of such person as shall be specified from time to time by senior officers of Lewco for the purposes contained in such specification.

         (c) Information with regard to any Lewco customer may not be disclosed to a third party without the consent of such customers.

         3. UTILIZATION OF INFORMATION. From time to time officers and employees of Lewco may properly obtain access to information from a customer which is capable of being utilized to effect personal gain, e.g. material inside information with regard to matters such as the prospective release of a buy/sell recommendation or status of an underwriting or other securities transaction which has the potential ability to affect the market price of a security.
Anyone possessed of such information is prohibited, as required by law, from trading or in any way profiting thereon or recommending trading on the basis thereof or divulging such information to any person other than authorized Lewco officers or employees.

         4. CONFLICTS OF INTEREST. It is essential that each officer and employee of Lewco be constantly alert to actual or potential conflicts of interest which might arise, particularly in instances where the interest of two or more Lewco customers have diverged or become antagonistic. Once identified, an appropriate determination must be made as to what procedures will be followed to eliminate or minimize the conflict. Accordingly, each Lewco officer and employee is hereby directed to disclose to his immediate supervisor the existence of any actual or potential conflict of interest of which he becomes aware. Such supervisory officers shall report all such conflicts of interest to the chief operating officer of the firm.

                      CLEARING AND OTHER SERVICES AGREEMENT


     AMENDMENT NO. 1 DATED SEPTEMBER 15, 1993 TO THE CLEARING AND OTHER SERVICES AGREEMENT MADE DECEMBER 23, 1991, BY AND AMONG HAMBRECHT & QUEST INCORPORATED A CALIFORNIA CORPORATION ("HAMBRECHT"), WERTHEIM SCHRODER & CO. INCORPORATED, A DELAWARE CORPORATION ("WERTHEIM SCHRODER"), WSCI LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("WSCI"), AND LEWCO SECURITIES CORP, A DELAWARE CORPORATION ("LEWCO").

     PARAGRAPH 4(b) IS AMENDED TO READ AS FOLLOWS:

     EACH PARTICIPANT AGREES TO MAKE MINIMUM PAYMENTS HEREUNDER ("MONTHLY MINIMUM PAYMENTS") TO LEWCO WITH RESPECT TO EACH MONTH IN WHICH THE PARTICIPANT IS CLEARING TRANSACTIONS THROUGH LEWCO IN ALL CASES, IN AN AMOUNT EQUAL TO $650,833 FOR WERTHEIM SCHRODER, $225,000 FOR HAMBRECHT AND $1,000 FOR WSCI FOR THE PERIOD APRIL 1, 1993 TO AND INCLUDING SEPTEMBER 30, 1993. COMMENCING ON OCTOBER 1, 1993 THE MONTHLY MINIMUM PAYMENT SHALL BE $950,000 FOR WERTHEIM SCHRODER, $225,000 FOR HAMBRECHT AND $1,000 FOR WSCI.


                         HAMBRECHT & QUIST INCORPORATED

                         BY: /s/ Raymond J. Minehan
                            ----------------------------------

                         WSCI LIMITED PARTNERSHIP

                         BY: /s/ Patrick J. Borruso
                            ----------------------------------

                         WERTHEIM SCHRODER & CO., INCORPORATED

                         BY: /s/ Patrick J. Borruso
                            ----------------------------------

                         LEWCO SECURITIES CORP.

                         BY: /s/ J. Philip Smith
                            ----------------------------------

                             LEWCO SECURITIES CORP.

                                   SCHEDULE I


           AMENDMENT NO. 1 TO SCHEDULE I - STATEMENT OF CHARGES UNDER
                      CLEARING AND OTHER SERVICES AGREEMENT

1. Pursuant to Section 4(a) of the Clearing and Other Services Agreement made December 23, 1991 the following schedule of charges will be effective beginning October 1, 1993.


          CLASSIFICATION                               BILLING RATE
          --------------                               -------------
     (1)  Commissions on Equity Agency Trades          1% of Commissions
     (2)  Agency trades - equities                     $15 per trade
     (3)  Agency trades - bonds                        $25 per trade
     (4)  Agency trades - options                      $12 per trade
     (5)  Mutual funds - customer agency               $25 per trade
     (6)  Mutual funds - customer principal            $25 per trade
     (7)  Mutual funds - firm principal                $25 per trade
     (8)  Flip trades                                  $ 5 per trade
     (9)  Principal stock - trades customer principal  $15 per trade
     (10) Principal stock trades -
          firm principal                               $ 8 per trade
     (11) Option trades - customer principal           $10 per trade
     (12) Option trades - firm principal               $ 7 per trade
     (13) Corporate bonds - customer principal         $20 per trade
     (14) Corporate bonds - firm principal             $17 per trade
     (15) Municipal bonds - customer principal         $25 per trade
     (16) Municipal bonds - firm principal             $25 per trade
     (17) Government bonds - customer principal        $20 per trade
     (18) Government bonds - firm principal            $17 per trade
     (19) Unit trusts - customer principal             $25 per trade
     (20) Unit trusts - firm principal                 $25 per trade


     (21) Wireable government bonds                    $ 7 per trade
     (22) Computer cash funds                          $ 1 per trade
     (23) Manual cash funds                            $ 3 per trade
     (24) Outside trades - regular                     $12 per trade
     (25) Outside trades - options                     $ 7 per trade
     (26) Transfers on agency trades                   $10 per trade
     (27) Original statements                          $ 1
     (29) Total positions                              $.50

2. This Statement of Charges shall be filed with the Minutes of the Meeting of the Board of Directors of Lewco held on September 15, 1993.



                                        HAMBRECHT & QUIST INCORPORATED

                                        By:
                                            ----------------------------------

                                        WSCI LIMITED PARTNERSHIP

                                        By: /s/ Patrick J. Borruso
                                            ----------------------------------

                                        WERTHEIM SCHRODER & CO., INCORPORATED

                                        By: /s/ Patrick J. Borruso
                                            ----------------------------------

                                        LEWCO SECURITIES CORP.

                                        By: /s/ J. M
                                            ----------------------------------

               AMENDMENT NO. 2 TO CLEARING AND OTHER SERVICES AGREEMENT

         AMENDMENT NO. 2 TO CLEARING AND OTHER SERVICES AGREEMENT made December 13, 1993, by and among HAMBRECHT & QUIST INCORPORATED, a California corporation ("Hambrecht"), WERTHEIM SCHRODER & CO. INCORPORATED, a Delaware corporation ("Wertheim Schroder"), WSCI LIMITED PARTNERSHIP, a Delaware limited partnership ("WSCI"), ONE WALL STREET PARTNERS, L.P., a Delaware limited partnership ("One Wall") (collectively hereinafter sometimes referred to as the "Participants"), and LEWCO SECURITIES CORP., a Delaware corporation ("Lewco").

                                 W I T N E S S E T H:

         WHEREAS, Hambrecht and Wertheim Schroder are engaged in the securities brokerage and related businesses; and

         WHEREAS, Lewco is a registered broker-dealer engaged in the business of clearing securities transactions for its owners; and

         WHEREAS, Hambrecht, Wertheim Schroder, WSCI, and Lewco are parties to a Clearing and Other Services Agreement (the "Clearing Agreement"), dated December 23, 1991; and

         WHEREAS, pursuant to the Clearing Agreement, Lewco acts as clearing agent for Hambrecht's, Wertheim Schroder's and WSCI's securities transactions and the transactions of Hambrecht's and Wertheim Schroder's securities customers on an omnibus basis and performs certain other related services for Hambrecht, Wertheim Schroder and WSCI; and

         WHEREAS, the Participants and Lewco are parties to a Master Agreement dated as of December 23, 1991, as amended (the "Master Agreement"); and

         WHEREAS, One Wall desires Lewco to act as clearing agent for its securities transactions and to perform certain other related services; and

         WHEREAS, Hambrecht, Wertheim Schroder, WSCI and Lewco desire Lewco to act as such clearing agent and perform such other related services for One Wall; and

         WHEREAS, Hambrecht, Wertheim Schroder, WSCI, and Lewco wish to enter into this Amendment Agreement to reflect the aforesaid transactions and to include One Wall as a party to the Clearing Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants of the parties herein contained, it is agreed as follows:

1. The first paragraph of Paragraph 1 of the Clearing Agreement is amended to read in its entirety as follows:

    "l. LEWCO TO ACT AS CLEARING AGENT. During the term of this Agreement, Lewco shall act as the clearing agent and shall perform or provide for the performance of all services customarily performed by a clearing broker, including, but not limited to, settlement of trades, and cage and custodial services for the Participants in respect of all transactions for their own accounts and, if applicable, the accounts of their present and future securities customers. Lewco will engage only in those business activities contemplated in this Agreement and such activities shall be performed exclusively for the Participants; provided, however, that this paragraph does not preclude the Participants from entering into clearing arrangements with other broker-dealers provided that the forms of such clearing arrangements are approved by Lewco and the Participants. It is expressly understood and agreed to by the parties hereto that until WSCI or One Wall notifies Lewco to the contrary, WSCI and One Wall shall only clear short sale transactions through Lewco and shall clear all other transactions through Wertheim Schroder."

2. Subparagraph 2(b) of the Clearing Agreement is hereby amended to read as follows:

    "(b) Lewco will continue to act, or act, as the case may be, as disbursing agent for the Participants and will continue to receive as agent, if applicable, funds from their respective customers.

3. Subparagraph 2(c) of the Clearing Agreement is hereby amended to read as follows:

    "(c) To the extent practicable, all borrowings secured by the securities of the customers of Hambrecht or Wertheim Schroder will be made by Hambrecht or Wertheim Schroder, respectively, and, to the extent practicable, all borrowings secured by the securities of Hambrecht, WSCI, One Wall or Wertheim Schroder, will be made by Hambrecht, WSCI, One Wall or Wertheim Schroder, respectively. Lewco, as custodian of such securities, in order to facilitate such borrowings, will identify for Hambrecht, WSCI, One Wall and Wertheim Schroder the securities which are available for their respective borrowing purposes, will make deliveries and substitutions on behalf of the Participants and will receive and disburse funds on such borrowers' behalf."

4. Subparagraph 2(d) of the Clearing Agreement is hereby amended to read as follows:

    "(d) To the extent practicable, all loans of fully paid securities of (i) the customers of Hambrecht or Wertheim Schroder who consent to such loans will be made by Hambrecht or Wertheim Schroder, respectively, and (ii) Hambrecht, WSCI, One Wall or Wertheim Schroder, will be made by Hambrecht, WSCI, One Wall or Wertheim Schroder, respectively. Lewco, as custodian of such securities, in order to facilitate such loans, will identify for Hambrecht, WSCI, One Wall and Wertheim Schroder the securities which are available for their respective loan purposes, will make deliveries and substitutions on behalf of the Participants and will receive funds on their behalf."

5. Subparagraph 2(e) of the Clearing Agreement is hereby amended to read as follows:

    "(e) Lewco shall have the right to loan securities (i) which are not fully paid of the customers of Hambrecht or Wertheim Schroder or (ii) which are fully paid or which are not fully paid of Hambrecht, WSCI, One Wall or Wertheim Schroder, but loans of such securities shall be transactions by and for the account of Lewco."

6. The first sentence of Subparagraph 4(a) of the Clearing Agreement is amended to read as follows:

         "4.  CHARGES, ETC.

              (a) The Participants agree that the schedule of Lewco's charges shall be as set forth on the Statement of Charges attached hereto as Schedule I."

7.  Subparagraph 4(b) of the Clearing Agreement is amended to read as follows:

              "(b) Each Participant agrees to make monthly minimum payments hereunder ("monthly Minimum Payments") to Lewco with respect to each month in which the Participant is clearing transactions through Lewco in all cases, in an amount, commencing on October 1, 1993, equal to $950,000 for Wertheim Schroder, $225,000 for Hambrecht, $1,000 for WSCI and $1,000 for One Wall", provided, however, that no payment shall be due from One Wall until such time as One Wall is approved as a member of the NASD."

8. Subparagraph 4(d) (B) and (C) of the Clearing Agreement are amended to read as follows:

         "(B) greater than the payments made by the Participants pursuant to the Schedule of Charges for such month or the Aggregate Quarterly Payments made by the Participants for such annual term, then Hambrecht, WSCI, One Wall and Wertheim Schroder shall pay such difference in cash to Lewco in proportion to their respective monthly payments for such month or Aggregate Quarterly Payments for such annual term, as the case may be; or

         (C) less than the payments made by the Participants pursuant to the Schedule of Charges for such month or the Aggregate Quarterly Payments made by the Participants for such annual term, then Lewco shall refund to Hambrecht,

    WSCI, One Wall and Wertheim Schroder such excess in proportion to their respective monthly payments for such month or Aggregate Quarterly Payments for such annual term as the case may be."

9. The second sentence of Paragraph 5 of the Clearing Agreement is amended to read in its entirety as follows:

         "The Participants agree to pay for such services within thirty (30) days of the receipt of a statement from Lewco setting forth the amount of such costs."

10. Subparagraph 6(d) of the Clearing Agreement is hereby amended to read as follows:

         "(d) The Participants shall, upon receipt of the Daily Settlement Sheet, instruct Lewco whether to secure loans in respect of any net debit balance on such Daily Settlement Sheet, as agent for the respective Participant."

11. Subparagraph 10(a) of the Clearing Agreement is hereby amended to read as follows:

         "(a) Hambrecht, WSCI, One Wall and Wertheim Schroder agree to retain full responsibility for all transactions processed for such party through Lewco, or with respect to which Lewco provides services pursuant to this Agreement for such party. All errors, misunderstandings or controversies, except those specifically or otherwise covered in this Agreement, between a securities customer and a Participant or any employee of a Participant, which shall arise solely out of acts or omissions of such

Participant or any of its employees, shall be the sole and exclusive responsibility and liability of such Participant. All transactions will be in compliance with all applicable laws, rules and regulations of the United States, the several states, governmental agencies, securities exchanges, and the National Association of Securities Dealers, Inc., and in this connection each shall diligently supervise the activities of their respective officers, employees and representatives with respect to such transactions. Hambrecht, WSCI, One Wall and Wertheim Schroder each agree to indemnify Lewco and each other (and all directors, partners and controlling persons thereof) against, and hold Lewco and each other (and all directors, partners and controlling persons thereof) harmless from, any claims, losses, expenses (including, without limitation, legal fees), or liabilities incurred by Lewco or the other Participant arising out of, or connected with, or in any way related to, any failure or alleged failure so to comply on the part of Hambrecht, WSCI, One Wall or Wertheim Schroder, as the case may be, or any claims, losses, expenses (including, without limitation, legal fees) or liabilities, founded in common law fraud, tort, contract, or otherwise, based on any wrongful act or failure to act or alleged wrongful act of failure to act of Hambrecht, WSCI, One Wall or Wertheim Schroder, irrespective of whether Lewco or such other Participant possessed actual or constructive knowledge of such failure so to comply or such wrongful act."

12. Paragraph 17 of the Clearing Agreement is hereby amended to read in its entirety as follows:

    "17. RULES OF CLEARING CORPORATIONS. The parties to this Agreement agree that no provision of this Agreement is in conflict with or shall be interpreted as requiring violation by any party of any rule or by-laws of any clearing corporation of which Lewco now is or may become a member. The parties to this Agreement agree that the books and records of the Participants shall be open at all reasonable times to reasonable inspection by duly authorized representatives of any clearing corporation of which Lewco now is or may become a member."

13. The Clearing Agreement is hereby amended to add a new Section 22, which shall read in its entirety as follows:

    "22. DEFINITIONS.



    (a) From and after the date hereof, One Wall shall be a party to, and shall have the rights and duties of a party to, the Clearing Agreement, as if it had executed the Clearing Agreement.

    (b) From and after the date hereof, the term "Participant" as used in the Agreement and as used herein shall include One Wall.

    (c) From and after the date hereof, each reference in the Clearing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Clearing Agreement, as amended hereby."

14. Schedule I of the Clearing Agreement is hereby amended to read in its entirety as follows:

                                     "SCHEDULE I
                                     -----------
                                LEWCO SECURITIES CORP.
                              STATEMENT OF CHARGES UNDER
                        CLEARING AND OTHER SERVICES AGREEMENT

         1. Pursuant to Subparagraph 4(a) of the Clearing and Other Services Agreement made December 23, 1991, as amended, by and among HAMBRECHT & QUIST INCORPORATED, a California corporation ("Hambrecht"), WSCI LIMITED PARTNERSHIP, a Delaware limited partnership ("WSCI"), WERTHEIM SCHRODER & CO. INCORPORATED, a Delaware corporation ("Wertheim Schroder"), ONE WALL STREET PARTNERS, L.P., a Delaware limited partnership ("One Wall"), and LEWCO SECURITIES CORP., a Delaware corporation ("Lewco"), Hambrecht, WSCI, One Wall, Wertheim Schroder and Lewco agree to the following schedule of charges to be effective for the period commencing from the Closing Date until adjusted in accordance with such Section.

    4.     CHARGES

    Classification                                         Billing Rate
    --------------                                         ------------


    (1)    Commissions on Equity Agency Trades             1% of Commissions

    (2)    Agency trades - equities                        $15 per trade

    (3)    Agency trades - bonds                           $25 per trade

    (4)    Agency trades - options                         $12 per trade

    (5)    Mutual funds - customer agency                  $25 per trade

    (6)    Mutual funds - customer principal               $25 per trade

    (7)    Mutual funds - firm principal                   $25 per trade

    (8)    Flip trades                                     $5 per trade

    (9)    Principal stock trades -

           customer principal                              $15 per trade

    (10)   Principal stock trades -

           firm principal                                  $8 per trade

    (11)   Option trades - customer principal              $10 per trade

    (12)   Option trades - firm principal                  $7 per trade

    (13)   Corporate bonds - customer principal            $20 per trade

    (14)   Corporate bonds - firm principal                $17 per trade

    (15)   Municipal bonds - customer principal            $25 per trade

    (16)   Municipal bonds - firm principal                $25 per trade

    (17)   Government bonds - customer principal           $17 per trade

    (18)   Government bonds - firm principal               $17 per trade

    (19)   Unit trusts - customer principal                $25 per trade

    (20)   Unit trusts - firm principal                    $25 per trade

    (21)   Wireable government bonds                       $7 per trade

    (22)   Computer cash funds                             $1 per trade

    (23)   Manual cash funds                               $3 per trade

    (24)   Outside trades - regular                        $12 per trade

    (25)   Outside trades - options                        $7 per trade

    (26)   Transfers on agency trades                      $10 per trade

    (27)   Original statements                             $1

    (28)   Total positions                                 $.50

         2. This Statement of Charges shall be field with the Minutes of the Meeting of the Board of Directors of Lewco.

                                       ACCEPTED AND AGREED:
                                       HAMBRECHT & QUIST INCORPORATED

                                       By:
                                           ------------------------------------

                                       WERTHEIM SCHRODER & CO.
                                       INCORPORATED

                                       By:
                                           ------------------------------------

                                       WSCI LIMITED PARTNERSHIP

                                       By: Wertheim Schroder & Co.
                                            Incorporated, as General Partner

                                       By:
                                           ------------------------------------

                                       ONE WALL STREET PARTNERS, L.P.
                                       By:  Wertheim Schroder & Co.
                                            Incorporated, as General Partner

                                       By:
                                           ------------------------------------


                                       LEWCO SECURITIES CORP.

                                       By:
                                           ------------------------------------

15. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                                       HAMBRECHT & QUIST INCORPORATED

                                       By: /s/ Raymond J. Minehan
                                           ------------------------------------

                                       WERTHEIM SCHRODER & CO.
                                       INCORPORATED

                                       By: /s/ Patrick J. Borruso
                                           ------------------------------------

                                       WSCI LIMITED PARTNERSHIP

                                       By: Wertheim Schroder & Co.
                                            Incorporated, as General Partner

                                       By: /s/ Patrick J. Borruso
                                           ------------------------------------

                                       ONE WALL STREET PARTNERS, L.P.

                                       By: Wertheim Schroder & Co.
                                            Incorporated,
                                       as General Partner

                                       By: /s/ Patrick J. Borruso
                                           ------------------------------------

                                       LEWCO SECURITIES CORP.

                                       By: /s/ J. Philip Smith
                                           ------------------------------------

AMENDMENT NO. 3 TO CLEARING AND OTHER SERVICES AGREEMENT

    AMENDMENT NO. 3 TO CLEARING AND OTHER SERVICES AGREEMENT made as of July 5, 1995, by and among HAMBRECHT & QUIST LLC, a Delaware limited liability company ("Hambrecht LLC"), SCHRODER WERTHEIM & CO. INCORPORATED, a Delaware corporation formerly known as Wertheim Schroder & Co. Incorporated ("Schroder Wertheim"), WSCI LIMITED PARTNERSHIP, a Delaware limited partnership ("WSCI"), ONE WALL STREET PARTNERS, L.P., a Delaware limited partnership ("One Wall") (collectively hereinafter sometimes referred to as the "Participants"), and LEWCO SECURITIES CORP., a Delaware corporation ("Lewco").

                                 W I T N E S S E T H:

    WHEREAS, Hambrecht LLC and Schroder Wertheim are engaged in the securities brokerage and related businesses; and

    WHEREAS, Lewco is a registered broker-dealer engaged in the business of clearing securities transactions for its owners; and

    WHEREAS, Hambrecht & Quist Incorporated, a California corporation ("Hambrecht"), Schroder Wertheim, WSCI, One Wall (collectively, the "Participants") and Lewco are parties to a Clearing and Other Services Agreement (the "Clearing Agreement"), dated December 23, 1991, as amended; and

    WHEREAS, pursuant to the Clearing Agreement, Lewco acts as clearing agent for Hambrecht LLC's, Schroder Wertheim's, One Wall's and WSCI's securities transactions and the transactions of Hambrecht's and Schroder Wertheim's securities customers on an omnibus basis and performs certain other related services for Hambrecht LLC, Schroder Wertheim and WSCI; and

    WHEREAS, the Participants and Lewco are parties to a Master Agreement dated as of December 23, 1991, as amended (the "Master Agreement"); and

    WHEREAS, Hambrecht merged with and into Hambrecht LLC, which succeeded by operation of law to all the rights and obligations of Hambrecht, and Wertheim Schroder & Co. Incorporated changed its name to Schroder Wertheim & Co. Incorporated; and

    WHEREAS, Schroder Wertheim, Hambrecht, WSCI, One Wall and Lewco wish to enter into this amendment to the Clearing Agreement to reflect the aforesaid changes;

    NOW, THEREFORE, in consideration of the premises and mutual covenants of the parties herein contained, it is agreed as follows:

1. Hambrecht LLC represents and warrants to the other parties hereto that it is a limited liability company duly organized and validly existing under the laws of the State of Delaware and that it has succeeded to all the assets, liabilities, rights and obligations of Hambrecht pursuant to an Agreement and Plan of Merger effective as of May 1, 1995 and has all requisite power and authority to perform its obligations hereunder and has duly authorized, executed and delivered this Agreement.

2. Without limiting the foregoing, Hambrecht LLC hereby assumes all the rights and all the obligations of Hambrecht under the Clearing Agreement whether now existing or hereafter arising and all references to Hambrecht in the Clearing Agreement shall be deemed to mean Hambrecht LLC.

3. Schroder Wertheim hereby represents that it is the entity formerly known as Wertheim Schroder & Co. Incorporated and that its name was changed as of July 5, 1995.

4. All references to Wertheim Schroder in the Clearing Agreement shall hereafter be changed to and be a reference to Schroder Wertheim.

5. All references to the Clearing Agreement previously executed by Schroder Wertheim, WSCI, One Wall and Hambrecht shall be deemed to mean the Clearing Agreement as amended by this Agreement.

6. Section 22 of the Clearing Agreement is hereby amended to read in its entirety as follows:

         22.  DEFINITIONS.

              (a) From and after the date hereof, the term "Participant" as used in the Agreement and as used herein shall include Hambrecht LLC in lieu of Hambrecht.

              (b) From and after the date hereof, each reference in the Clearing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Clearing Agreement, as amended from time to time.

    IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.



                                       SCHRODER WERTHEIM & CO. INCORPORATED



                                       By: /s/ Patrick J. Borruso
                                          ------------------------------------

                                       HAMBRECHT & QUIST LLC



                                       By: /s/ Raymond J. Minehan
                                          ------------------------------------

                                       WSCI LIMITED PARTNERSHIP

                                       By:  Schroder Wertheim & Co. Incorporated



                                       By: /s/ Patrick J. Borruso
                                          ------------------------------------

                                       ONE WALL STREET PARTNERS, L.P.
                                       By: Schroder Wertheim & Co. Incorporated



                                       By: /s/ Patrick J. Borruso
                                          ------------------------------------

                                       LEWCO SECURITIES CORP.



                                       By: /s/ J. Philip Smith
                                          ------------------------------------

AMENDMENT NO. 4 TO CLEARING AND OTHER SERVICES AGREEMENT

    AMENDMENT NO. 4 dated October 1, 1995 TO CLEARING AND OTHER SERVICES AGREEMENT made December 15, 1993, by and among HAMBRECHT & QUIST LLC, a Delaware limited liability company ("Hambrecht LLC"), SCHRODER WERTHEIM & CO. INCORPORATED, a Delaware corporation ("Schroder Wertheim"), WSCI LIMITED PARTNERSHIP, a Delaware limited partnership ("WSCI"), ONE WALL STREET PARTNERS, L.P, a Delaware limited partnership ("One Wall") (collectively hereinafter sometimes referred to as the "Participants"), and LEWCO SECURITIES CORP., a Delaware corporation ("Lewco").

    Subparagraph 4 (c) of the Clearing and Other Services Agreement is amended to read as follows:

    "(c) If the amount payable by a Participant with respect to any month pursuant to Lewco's schedule of charges exceeds the Participant's monthly minimum payment with respect to that month, the amount payable pursuant to the schedule of charges shall be reduced by 50% of such excess, except that for the months of October, November and December, 1995, no reduction shall occur."

LEWCO SECURITIES CORP.

                                                     HARBORSIDE FINANCIAL CENTER
                                                               34 EXCHANGE PLACE
                                                      JERSEY CITY, NJ 07311-3988

                                                 November 29, 1995

    Paragraph 6 (b) of the Clearing and Other Services Agreement by and among Schroder Wertheim & Co. Incorporated, Hambrecht & Quist LLC, WSCI Limited Partnership and One Wall Street Partners, L.P. states that:

         "Subject to the provisions of Subparagraph (e) of this Paragraph 6, each Participant agrees that any net debit balance appearing in its Daily Settlement Account shall bear interest computed daily at the average rate of interest the Participants pay for borrowed funds from banks or such other rate as the parties shall mutually agree to."

    The parties referred to in Paragraph 6(b) of the Clearing and Other Services Agreement hereby agree that effective December 1, 1995 and until subsequently changed by such parties, the net debit balance appearing in each Participant's Daily Settlement Account will bear interest computed daily at the weighted average rate of interest the Participants and Lewco pay for borrowed funds from banks and the aggregate rate of interest paid to borrowers of securities as computed by Loanet and identified as the House Loan Rebate Rate.

                                       SCHRODER WERTHEIM & CO. INCORPORATED

                                       By: /s/ Patrick J. Borruso
                                          ------------------------------------

                                       HAMBRECHT & QUIST LLC

                                       By: /s/ Raymond J. Minehan
                                          ------------------------------------

                                       WSCI LIMITED PARTNERSHIP
                                       By: Schroder Wertheim & Co. Incorporated

                                       By: /s/ Patrick J. Borruso
                                          ------------------------------------

                                       ONE WALL STREET PARTNERS, L.P.
                                       By: Schroder, Wertheim & Co.
                                       Incorporated

                                       By: /s/ Patrick J. Borruso
                                          ------------------------------------

                                       LEWCO SECURITIES CORP.

                                       By: /s/ J. Philip Smith
                                          ------------------------------------